UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(D) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 7, 2006
Delphi Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-14787	38-3430473

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5725 Delphi Drive, Troy, MI	48098

(Address of Principal Executive Offices)	(Zip Code)
(248) 813-2000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS
On June 7, 2006, the Board of Directors of Delphi Corporation (“Delphi”) elected John D. Englar (59), currently an executive in residence for Duke University, Fuqua School of Business, in Durham, North Carolina and The Bryan School of Business of the University of North Carolina, Greensboro, North Carolina, to fill the vacancy created by the retirement in April 2006 of Shoichiro Irimajiri. The appointment will be effective on July 18, 2006. Mr. Englar will also serve on the Corporate Governance and Public Issues Committee of the Board of Directors (which serves as Delphi’s nominating committee). More information regarding Mr. Englar’s experience and background is included in the press release announcing this appointment and is attached as Exhibit 99(a) to this filing.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(c)      Exhibits. The following exhibit is being filed as part of this report.

Exhibit
Number	Description

99 (a)	Press Release dated June 13, 2006.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 13, 2006	DELPHI CORPORATION (Registrant)
	By:	/s/ JOHN D. SHEEHAN
(John D. Sheehan,
Vice President and Chief Restructuring Officer, Chief Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description

99 (a)	Press Release dated June 13, 2006.